Exhibit 10.27

1

FIRST AMENDMENT TO
ANNEX TO

NONQUALIFIED DEFERRED COMPENSATION ARRANGEMENTS

OF

CONOCOPHILLIPS

Effective as

of the

"Effective Time"

defined in

the Employee

Matters Agreement
by

and

between

ConocoPhillips

and

Phillips

66

(the

"Effective

Time"),

ConocoPhillips
Company

(the

“Company”)

amended

and

restated

the

Annex

to

Nonqualified

Deferred
Compensation

Arrangements

of

ConocoPhillips

(the

“409A

Annex”)

for

the

benefit

of
certain employees of the Company and its affiliates.

The Company desires to

amend the 409A Annex

by the revisions

set forth below,
effective upon the date of execution set forth below:

1.

Section 6 is hereby amended to revise the nomenclature of the existing provision so that the existing paragraph now becomes paragraph (a).

2.

Section 6 is hereby further amended to add the following at the end thereof:

“(b)

In the

event that

an Employee

who is

a taxpayer

subject to

the Code

is a
Participant

in

an

International

NQDC

Arrangement,

then,

to

the

extent

that

no
exceptions

or

exclusions

apply

to

prevent

taxation

pursuant

to

section

409A

of

the
Code of

the benefits

under that

International NQDC

Arrangement, no

election, other
than

an

initial

deferral

election

that

satisfies

the

requirements

of

section
409A(a)(4)(B) of

the

Code

and

the

related Treasury

regulations

(an “Initial

Deferral
Election”), made by a Participant with

regard to an International NQDC Arrangement
shall

be

considered

or

made

effective,

and

the

terms

of

the

International

NQDC
Arrangement as to time and form of payment in the event of

no other election shall be
deemed to be the effective

time and form of payment.

If such an Employee makes an
Initial

Deferral

Election,

the

time

and

form

of

payment

specified

in

the

Initial
Deferral Election shall be the effective time and form of payment.

(c)

Notwithstanding

anything in

Section 6(b)

to the

contrary,

an Employee

who is

a
taxpayer

subject

to

the

Code

and

who

is

a

Participant

in

an

International

NQDC
Arrangement

may

make

an

election

to

change

the

time

or

form

of

payment

of

the
Initial Deferral Election, but only if the following rules are satisfied:

i.

The election

to change

the time

or form

of payment

may not

take effect

until
at least twelve months after the date on which such election is made;
ii.

Payment under

such election

may not

be made

earlier than

at least

five years
from the date the payment would have otherwise been made or commenced;
iii.

Such payment may commence as of the beginning of any calendar quarter;
iv.

An

election

to

receive

payments

in

installments

shall

be

treated

as

a

single
payment for purposes of these rules;
v.

The

election

may

not

result

in

an

impermissible

acceleration

of

payment
prohibited under section 409A of the Internal Revenue Code;
vi.

No more than one such election shall be permitted; and

Exhibit 10.27

vii. No payment may

be made

after the

date that

is six

(6) years

after the

date of
the Employee’s Separation from Service.”

Executed December 20, 2019.

For ConocoPhillips Company

________________________________

Heather G. Sirdashney

Vice President, Human Resources